INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 28, 2019	Dec. 29, 2018	Dec. 30, 2017
Currently Payable:
Federal	$ 35,267	$ 31,492	$ 44,413
State and local	10,071	7,544	8,579
Foreign	5,834	5,527	6,240
Total current payable	51,172	44,563	59,232
Net Deferred:
Federal	6,895	2,965	(7,681)
State and local	805	(522)	(864)
Foreign	(602)	(1,565)	1,280
Total net deferred	7,098	878	(7,265)
Income Tax Expense (Benefit), Total	$ 58,270	$ 45,441	$ 51,967